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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (date of earliest event reported): May 27, 2004

                        Commission File Number 001-31924

                                  NELNET, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

            Nebraska                                             84-0748903
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                        121 South 13th Street, Suite 201
                             Lincoln, Nebraska 68508
                                 (402) 458-2370

               (Address, including zip code and telephone number,
              including area code, of principal executive offices)

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ITEM 9.

      On May 19, 2004, Nelnet, Inc. issued a press release announcing that it will provide a Web cast and conference call of its 2004 annual shareholders' meeting scheduled for May 27 at 3:00 p.m. (Eastern). The press release and information that will be presented at the 2004 shareholder meeting is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. In the call, Nelnet, Inc. plans to discuss the impact of rising interest rates on its operations, in addition to current industry matters, and annual shareholder meeting actions.

      On May 26, 2004, Nelnet, Inc. issued a press release announcing that it has been awarded Exceptional Performance status as a student loan servicer for the Federal Family Education Loan Program. This press release is furnished as
Exhibit 99.3 to this Current Report on Form 8-K.

      The information included in this report and the exhibits attached hereto are being furnished under "Item 9. Regulation FD Disclosure" of Form 8-K. None of this information shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference into such filing.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2004

                                              NELNET, INC.


                                              By: /s/ Terry J. Heimes
                                                  ------------------------------
                                                  Name:  Terry J. Heimes
                                                  Title: Chief Financial Officer

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                                    EXHIBITS

Exhibit No.             Exhibit
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99.1                    Press Release of Nelnet, Inc., dated May 19, 2004

99.2                    Nelnet, Inc. 2004 Annual Shareholders' Meeting
                        Presentation

99.3                    Press Release of Nelnet, Inc., dated May 26, 2004